UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2013

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX		77046
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 24, 2013, Buckeye Partners, L.P. (the “Partnership”), a Delaware limited partnership, announced that it entered into an underwriting agreement (the “Underwriting Agreement”) dated as of January 24, 2013, among Buckeye Partners, L.P., Buckeye GP LLC and Barclays Capital Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the several underwriters set forth in Schedule 1 to the Underwriting Agreement (the “Underwriters”). The Underwriting Agreement relates to a follow-on equity offering of the Partnership’s limited partnership units representing limited partner interests (“LP Units”) and the purchase by the Underwriters of 6,000,000 of such LP Units, as well as an option to purchase up to 900,000 additional LP Units (the “Option Units,” and together with the LP Units, the “Offered LP Units”). On January 25, 2013 the Underwriters exercised their right to purchase the 900,000 Option Units. The offering of the Offered LP Units was registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-178097). The Partnership expects the transaction to close on January 29, 2013.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement dated as of January 24, 2013, among Buckeye Partners, L.P., Buckeye GP LLC and Barclays Capital Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the several underwriters set forth in Schedule 1 thereto.

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the offered units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibits 5.1 and 8.1, respectively).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC, its General Partner

	By:	/s/ William H. Schmidt, Jr.
William H. Schmidt, Jr. Vice President and General Counsel

Dated January 28, 2013

Exhibit Index

1.1	Underwriting Agreement dated as of January 24, 2013, among Buckeye Partners, L.P., Buckeye GP LLC and Barclays Capital Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and UBS Securities LLC, as representatives of the several underwriters set forth in Schedule 1 thereto.

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the offered units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibits 5.1 and 8.1, respectively).

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